UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

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☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

Growlife, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GROWLIFE, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSfor the Annual Meeting of Stockholders
	DATE:	December 6, 2018
	TIME:	12:00 p.m. local time
	LOCATION:	5400 Carillon Point, Kirkland, WA 98033

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/PHOT and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/PHOT

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before November 26, 2018.

you may enter your voting instructions at https://www.iproxydirect.com/PHOT until 11:59 pm eastern time December 5, 2018.

The purposes of this meeting are as follows:

1. To elect five nominees to serve on the Board until the 2019 Annual Meeting of Stockholders;

2. To adopt and approve the First Amended and Restated 2017 Stock Incentive Plan to increase shares issuable from 100 Million to 200 Million;

3. to approve a reverse split of outstanding common stock by a ratio of not less than 1-for-100 and not more than 1-for-150; the ratio and timing of implementation to be determined in the discretion of the board of directors.

4. To approve an amendment to the Company’s Certificate of Incorporation to reduce the authorized shares of common stock (“Common Stock”) from 6,000,000,000, by a ratio of not less than 1-for-50 and not more than 1-for-100;

5. To ratify the appointment of SD Mayer and Associates, LLP of Seattle, Washington as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

6. To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers;

7. To vote, on a non-binding advisory basis, on the frequency (i.e., every one, two, or three years) of holding an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers; and

8. To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.
THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 12, 2018 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.0001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR ALL’ FOR PROPOSAL 1, “FOR” PROPOSAL 2-6, AND “THREE YEAR” FOR PROPOSAL 7.

Please note - This is not a Proxy Card - you cannot vote by returning this card

FIRST-CLASS MAIL
US POSTAGE
PAID
RALEIGH NC
PERMIT # 870

GROWLIFE, INC.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

GROWLIFE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 6, 2018 AT 12:00 P.M., LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder(s) of Growlife, Inc., hereby revoking any proxy heretofore given, does hereby appoint Marco Hegyi or Mark Scott, and each of them, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of the Company to be held on December 6, 2018 at 12:00 p.m., local time, at our headquarters at 5400 Carillon Point, Kirkland, WA 98033, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PHOT
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF GROWLIFE, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	To elect four nominees to serve on the Board until the 2018 Annual Meeting of Stockholders:	☐	☐
	Marco Hegyi			☐
	Mark E. Scott			☐		CONTROL ID:
	Michael E. Fasci			☐		REQUEST ID:
	Katherine McLain			☐
	Thom Kozik			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	To adopt and approve the First Amended and Restated 2017 Stock Incentive Plan to increase shares issuable under plan from 100 million to 200 million.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN

To approve a reverse split of outstanding common stock by a ratio of not less than 1-for-100 and not more than 1-for-150; the ratio and timing of implementation to be determined in the discretion of the board of directors.
		☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN

To approve an amendment to the Company’s Certificate of Incorporation to reduce the authorized shares of common stock (“Common Stock”) from 6,000,000,000 by a ratio of not less than 1-for-50 and not more than 1-for 100.
		☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	To ratify the appointment of SD Mayer and Associates, LLP of Seattle, Washington as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
Proposal 6		FOR	AGAINST	ABSTAIN
	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers.	☐	☐	☐
Proposal 7		ONE YEAR	TWO YEAR	THREE YEAR	ABSTAIN

To vote, on a non-binding advisory basis, on the frequency (i.e., every one, two, or three years) of holding an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers.
		☐	☐	☐	☐
Proposal 8
To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
The Board recommends that you vote your shares “FOR ALL” for Proposal 1, and “FOR” for Proposal 2, 3, 4, 5 and 6 and “THREE YEAR” for Proposal 7. If you sign and return your proxy card without indicating how you want your shares to be voted, the named proxies will vote your shares as “FOR ALL” for Proposal 1, and “FOR” for Proposal 2, 3, 4, 5 and 6 and “THREE YEAR” for Proposal 7.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):____________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)